ABRDN FUNDS

(the “Trust”)

abrdn Focused U.S. Small Cap Active ETF

abrdn Emerging Markets Dividend Active ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 14, 2025 to the Funds’ Statutory Prospectus (the “Prospectus”) dated

October 29, 2024, as supplemented to date

Effective immediately, the following disclosure will replace the section entitled “Investing with abrdn Funds – Dividends and Distributions” in the Prospectus on page 24:

Dividends and Distributions

Each Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually. The abrdn Focused U.S. Small Cap Active ETF expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. The abrdn Emerging Markets Dividend Active ETF expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Dividends and other distributions may be declared and paid more frequently to improve index tracking, to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or to avoid a federal excise tax imposed on regulated investment companies (“RICs”). Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Please retain this Supplement for future reference.

ABRDN FUNDS

(the “Trust”)

abrdn Focused U.S. Small Cap Active ETF

abrdn Emerging Markets Dividend Active ETF

(each a “Fund” and together, the “Funds”)

Supplement dated February 14, 2025 to the Funds’ Statement of Additional Information (“SAI”) dated

October 29, 2024, as supplemented to date

Effective immediately, the following disclosure will replace the tenth paragraph in the section entitled “General Information” in the SAI beginning on page 3:

Each Fund issues and redeems shares at net asset value (“NAV”) per share only in large blocks of shares (“Creation Units” or “Creation Unit Aggregations”). The Creation Unit size for the abrdn Focused U.S. Small Cap Active ETF and abrdn Emerging Markets Dividend Active ETF is 25,000 and 100,000 shares per Creation Unit, respectively. The size of a Fund’s Creation Unit may change from time to time, and Creation Units are not expected to consist of less than 25,000 and 100,000 shares for the abrdn Focused U.S. Small Cap Active ETF and abrdn Emerging Markets Dividend Active ETF, respectively. These transactions are usually made in exchange for a basket of securities included in the relevant Fund’s portfolio and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Please retain this Supplement for future reference.